UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

SHOPPING.COM LTD.

(Exact name of Registrant as specified in its charter)

Israel

(State or other jurisdiction of incorporation)

0-50964	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

1 Zoran Street, Netanya, 42504, Israel

(Address of principal executive offices, including zip code)

972-9-892-1000

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 17, 2004, by unanimous written consent, the Board of Directors of Shopping.com Ltd. (the “Company”) elected Elizabeth Cross to serve on its Board of Directors, effective immediately. When approved by shareholders at the Company’s next shareholders meeting, Ms. Cross will serve as one of the two external directors required under Israeli law for companies whose shares are publicly traded. In addition to Ms. Cross’s election to the Board of Directors, she has been appointed to serve on the Company’s Audit Committee and Nominating Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2004	SHOPPING.COM LTD.

	By:	/s/ Greg J. Santora
Greg J. Santora
Chief Financial Officer